Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill And Other Intangible Assets [Abstract]
Goodwill And Other Intangible Assets

(9) Goodwill and Other Intangible Assets

A summary of the Company's goodwill assets by business segment is presented in the following table:

	January 1,	Goodwill	Impairment	December 31,
(Dollars in thousands)	2011	Acquired	Loss	2011
Community banking	$250,766	$8,570	$—	$259,336
Specialty finance	16,095	—	—	16,095
Wealth management	14,329	15,708	—	30,037

Total	$281,190	$24,278	$—	$305,468

The Community banking segment's goodwill increased $8.6 million in 2011 as a result of the ESBI acquisition as well as the acquisition of certain assets and the assumption of certain liabilities of the mortgage banking businesses of Woodfield and River City. The acquisition of ESBI, Woodfield and River City increased goodwill $5.0 million, $750,000, and $1.4 million, respectively. The remaining $1.5 million increase in the Community banking segment's goodwill in 2011 relates to additional contingent consideration paid to the former owner of Professional Mortgage Partners ("PMP"). Pursuant to the acquisition of PMP in December 2008, Wintrust was required to pay contingent consideration to the former owner of PMP as a result of attaining certain performance measures through December 2011.

The Wealth management segment's goodwill increased $15.7 million in 2011 as a result of the acquisition of Great Lakes Advisors.

A summary of finite-lived intangible assets as of the dates shown and the expected amortization as of December 31, 2011 is as follows:

	December 31,
(Dollars in thousands)	2011	2010
Specialty finance segment:
Customer list intangibles:
Gross carrying amount	$1,800	$1,800
Accumulated amortization	(460)	(253)

Net carrying amount	$1,340	$1,547

Community banking segment:
Core deposit intangibles:
Gross carrying amount	$35,587	$29,608
Accumulated amortization	(21,457)	(18,580)

Net carrying amount	$14,130	$11,028

Wealth management segment:
Customer list and other intangibles:
Gross carrying amount	$6,790	$3,252
Accumulated amortization	(190)	(3,252)

Net carrying amount	$6,600	$—

Total other intangible assets, net	$22,070	$12,575

Estimated amortization
Estimated - 2012	$4,112
Estimated - 2013	3,898
Estimated - 2014	3,421
Estimated - 2015	1,935
Estimated - 2016	1,422

The customer list intangibles recognized in connection with the purchase of U.S. life insurance premium finance assets in 2009 are being amortized over an 18-year period on an accelerated basis.

The increase in core deposit intangibles from 2010 was related to the acquisition of Elgin State Bank and the FDIC-assisted acquisitions of First Chicago, CFBC and TBOC during 2011. Core deposit intangibles recognized in connection with the Company's bank acquisitions are being amortized over ten-year periods on an accelerated basis.

Intangibles within the Wealth management segment were recognized in connection with the Company's acquisition of Great Lakes Advisors during the third quarter of 2011. These intangibles consist of customer list and trademark intangibles, which are being amortized over a 20-year period, as well as the value of certain executive non-compete agreements, which are being amortized over a two-year period.

Total amortization expense associated with finite-lived intangibles in 2011, 2010 and 2009 was $3.4 million, $2.7 million and $2.8 million, respectively.